UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: January 5, 2010

(Date of earliest event reported)

QUEST RESOURCE CORPORATION

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	0-17371 (Commission File Number)	90-0196936 (I.R.S. Employer Identification Number)

210 Park Avenue, Suite 2750

Oklahoma City, Oklahoma 73102

(Address of principal executive offices, including zip code)

(405) 600-7704

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continuing Listing Rule or Standard; Transfer of Listing.

On January 5, 2010, Quest Resource Corporation (the “Company”) received a determination letter (the “Determination Letter”), which the Company expected, from The NASDAQ Stock Market (“NASDAQ”) stating that the Company’s common stock is subject to delisting since the Company failed to hold the required 2009 annual meeting of stockholders by December 31, 2009, and therefore was not in compliance with NASDAQ Listing Rules 5620(a) and 5620(b).

In the Determination Letter, NASDAQ advised that the Company may request an appeal of this determination by making a hearing request to the NASDAQ Listing Qualifications Hearings Panel, which will stay the suspension of the Company’s securities and the filing of a Form 25-NSE with the Securities and Exchange Commission (the “SEC”). The request for a hearing must be received by NASDAQ by January 12, 2010, and the Company intends to timely submit such a request.

The Company delayed the 2009 annual meeting in order to reduce costs by combining the 2009 annual meeting with the stockholder meeting to vote on the proposed recombination of the Company with Quest Midstream Partners, L.P. (“Quest Midstream”) and Quest Energy Partners, L.P. (“Quest Energy”), which is discussed below and in Amendment No. 1 to PostRock Energy Corporation’s (“PostRock”) registration statement on Form S-4/A that was filed with the SEC on December 17, 2009. The Company intends to hold the 2009 annual meeting, which will include the stockholder vote on the proposed recombination, promptly after the SEC completes its review and declares the registration statement effective.

A copy of the press release announcing receipt of the Determination Letter is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Additional Information and Where to Find It

Pursuant to the Agreement and Plan of Merger, dated as of July 2, 2009, as amended (the “Merger Agreement”), by and among the Company, Quest Midstream, Quest Energy and the other parties listed on the signature pages thereto, the entities have agreed to form PostRock as a new, publicly-traded corporation that, through a series of mergers and entity conversions, would wholly-own all three entities (the “Recombination”). In connection with the proposed Recombination, PostRock filed an amended registration statement on Form S-4/A with the SEC on December 17, 2009. The registration statement covers the shares of PostRock common stock to be issued to the Company’s stockholders, Quest Energy common unitholders (other than the Company) and Quest Midstream common unitholders at the completion of the Recombination and includes a preliminary joint proxy statement/prospectus. INVESTORS ARE URGED TO CAREFULLY READ THE REGISTRATION STATEMENT AND THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC REGARDING THE TRANSACTION CONTEMPLATED BY THE MERGER AGREEMENT WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PARTIES TO THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT. A definitive joint proxy statement/prospectus will be sent to the Company’s stockholders and Quest Energy common unitholders seeking their approval of the Merger Agreement and the related mergers. Investors may obtain a free copy of the registration statement and the definitive joint proxy statement/prospectus (when available) and other documents containing information about the parties to the Merger Agreement, without charge, at the SEC’s web site at www.sec.gov, the Company’s web site at www.qrcp.net, and Quest Energy’s web site at www.qelp.net. Copies of the registration statement and the definitive joint proxy statement/prospectus may also be obtained for free by directing a request to Quest Resource Corporation, Quest Energy Partners, L.P. or Quest Midstream Partners, L.P. at 210 Park Avenue, Suite 2750, Oklahoma City, OK 73102; Attn: Jack Collins, Telephone: (405) 600-7704.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Participants in Solicitation

The Company and Quest Energy and their respective directors, officers and certain other members of management may be deemed to be participants in the solicitation of proxies from their respective stockholders and unitholders in respect of the Recombination. Information about these persons can be found in the Company’s and Quest Energy’s respective annual reports on Form 10-K/A for the year ended December 31, 2008 as filed with the SEC on July 29, 2009. Additional information about the interests of such persons in the solicitation of proxies in respect of the Recombination will be included in the definitive joint proxy statement/prospectus to be filed with the SEC in connection with the proposed transactions contemplated by the Merger Agreement.

Forward-Looking Statements

Opinions, forecasts, projections or statements other than statements of historical fact, are forward-looking statements that involve risks and uncertainties. Forward-looking statements in this Form 8-K, including the proposed Recombination and the Company’s appeal of the NASDAQ Determination Letter are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. In particular, the forward-looking statements made in this Form 8-K are based upon a number of financial and operating assumptions that are subject to a number of risks, including the conditions to the Recombination, the possibility that the anticipated benefits from the proposed Recombination cannot by fully realized, the continuing global economic recession, uncertainty involved in exploring for and developing new natural gas reserves, the sale prices of natural gas and oil, labor and raw material costs, the availability of sufficient capital resources to carry out the anticipated level of new well development and construction of related pipelines, environmental issues, weather conditions, competition, general market conditions and other risks disclosed in the registration statement on Form S-4/A related to the proposed Recombination. Actual results may differ materially due to a variety of factors, some of which may not be foreseen by the Company. These risks and other risks are detailed in the Company’s filings with the SEC, including risk factors listed in the Company’s latest annual report on Form 10-K/A and other filings with the SEC, and in PostRock’s registration statement on Form S-4/A. You can find the Company’s filings with the SEC at www.qrcp.net or at www.sec.gov. PostRock’s registration statement on Form S-4/A may be obtained at www.sec.gov. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this Form 8-K.

Item 8.01 Other Events.

On January 11, 2010, the Company issued a press release announcing receipt of the Determination Letter. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

The following material is furnished pursuant to Item 9.01 as an exhibit to this Form 8-K.

(d)	Exhibits

Exhibit Number	Description

99.1	Press release of Quest Resource Corporation dated January 11, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUEST RESOURCE CORPORATION

/s/ David C. Lawler
By:	David C. Lawler
Chief Executive Officer and President

Date: January 11, 2010